Semiannual Report

California Tax-Free Funds

August 31, 2002

T. Rowe Price(registered trademark)  (registered trademark)


TABLE OF CONTENTS
--------------------------------------------------------------------------------
Highlights                                                          1

Portfolio Managers' Report                                          2
  Economy and Interest Rates                                        2
  California Market News                                            3
  Portfolio Strategies                                              4
  Outlook                                                           6

Performance Comparison                                              8

Financial Highlights                                               10

Statement of Net Assets                                            12

Statement of Operations                                            24

Statement of Changes in Net Assets                                 25

Notes to Financial Statements                                      26

Trustees and Officers                                              30


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Highlights
--------------------------------------------------------------------------------

o Continued low interest rates and an uneasy stock market boosted California municipal bonds over the past six months. The low rate environment kept money market yields down.

o Both funds outperformed their peer groups for the 6- and 12-month periods ended August 31, 2002.

o Our interest rate strategy and the funds' low expenses relative to competitors aided performance.

o Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise.



Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
California Tax-Free
Money Fund                                            0.47%                1.08%

Lipper California Tax-Exempt
Money Market Funds Average                            0.46                 1.05
--------------------------------------------------------------------------------
California Tax-Free Bond Fund                         3.45%                4.56%

Lipper California Municipal
Debt Funds Average                                    3.41                 4.23



Price and Yield
--------------------------------------------------------------------------------
                                                California           California
                                                  Tax-Free             Tax-Free
Periods Ended 8/31/02                           Money Fund            Bond Fund
--------------------------------------------------------------------------------
Price Per Share                            $          1.00      $         11.06

Dividends Per Share
  For 6 months                                       0.005                 0.25
  For 12 months                                      0.011                 0.50

Dividend Yield (7-Day Simple) *                       0.79%                  --
30-Day Dividend Yield *                                 --                 4.55%
30-Day Standardized Yield to
Maturity                                                --                 3.84

* Dividends earned for the last 30 days (seven days for themoney fund) are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Managers' Report
--------------------------------------------------------------------------------
Municipal bonds moved higher over the past six months, aided by continued low interest rates and a troubled stock market that reflected worries over corporate accounting issues and a weaker-than-expected economy. Although California bonds posted good returns, they lagged the national market, reflecting lingering credit problems at the state level and increased borrowing by state and local governments. Low short-term rates held down yields on California money market securities.


ECONOMY AND INTEREST RATES

At the outset of the six-month period ended August 31, 2002, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage growth and a quick economic turnaround.

As the period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused in the summer months. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors moved increasingly into the bond market. Fixed-income securities fared well against this backdrop, as both taxable and municipal yields ended the period lower than where they started.


California Yield Indexes (line graph)
--------------------------------------------------------------------------------
                  California Bond                    California Money
                  Index                              Index
8/31/01           5.01                               1.83
                  5.09                               2.16
                  4.95                               1.72
11/30/01          5.14                               1.26
                  5.29                               1.41
                  5.24                               1.27
2/28/02           5.18                               1.03
                  5.42                               1.42
                  5.32                               1.65
5/31/02           5.29                               1.32
                  5.26                               1.18
                  5.13                               1.34
08/31/02          5.03                               1.20

Source: T. Rowe Price Associates


Shorter-term bonds responded more sharply than longer-term, reflecting expectations of further rate cuts by the Fed. As a result, short municipal yields did best as rates dropped about 75 basis points (100 basis points equal 1%) from already historic lows for the overall period while the long municipal yields fell about 15 basis points.


CALIFORNIA MARKET NEWS

In the face of declining tax receipts, municipalities continued to borrow aggressively. Nationwide, 2001 issuance narrowly missed setting an all-time record at $286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. California issuance was also up, but where the new supply was easily absorbed in most areas of the country, in California demand for municipals has slowed a bit from the heady days of the late 1990s when very strong personal income growth fueled interest in tax-exempt income. Higher-quality bonds posted the best performance, as a weaker economy and greater credit-risk aversion held back lower-rated issues. Toward the end of the period, falling long-term yields caused many outstanding bonds to trade to their shorter call dates and reduced their potential for capital appreciation.

California's economic growth has slowed dramatically from the boom years-especially in the tech-dependent San Francisco Bay/Silicon Valley area-and the state's financial condition has weakened. The terrorist attacks in September 2001 hurt tourism but the industry has since stabilized. California's unemployment rate crept up to 6.3% in July 2002 from a 30-year low of 4.5% in February 2001. Home affordability and availability continue to be significant problems, with the state's median single-family home price jumping 21.5% in June from a year earlier. The slowing economy has translated into a slowdown in construction, primarily in the office building and industrial sectors.

The weak economy has hurt government revenues, and the state faced a projected $24 billion deficit in its general fund over the next two years. A recently adopted budget seeks to close the gap with one-time revenue enhancements, transfers from other funds, additional borrowing, a drawdown of reserves, increased fees and cigarette taxes, and some reduced spending. With lower tax receipts likely to be an ongoing problem, more must be done to balance the state's budget.

California's energy crisis of 2001 has been stabilizing with higher rates for energy customers and a decline in demand due to conservation and the slowing economy. During the crisis, California spent $6 billion to buy power on behalf of corporate utilities and is seeking reimbursement through the issuance of up to $13 billion in revenue bonds. California's debt is currently rated A1 (Moody's), A+ (Standard & Poor's), and AA (Fitch) after downgrades last year. All rating agency outlooks are negative. We are closely monitoring California's final resolution to the electricity crisis as well as the state's willingness to adjust its budget to a slower growth scenario.


PORTFOLIO STRATEGIES

California Tax-Free Money Fund

Your fund returned 0.47% and 1.08%, respectively, for the 6- and 12-month periods ended August 31, slightly outperforming its Lipper benchmark for both periods. The fund's results versus its peer group were helped by underweighting variable-rate demand notes-extremely short-maturity securities whose yields have been closely anchored to the fed funds rate-and focusing instead on longer maturities, primarily in the six-month range. This strategy resulted in a weighted average maturity that was substantially longer than its peer group.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      2/28/02              8/31/02

Weighted Average Maturity (days)                        53                   53


Weighted Average Quality *                      First Tier           First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02

Prerefunded Bonds                                       16%                  15%
General Obligation - Local                              13                   14
Educational Revenue                                     11                   12
Housing Finance Revenue                                  7                   11
Other Revenue                                            6                    9


As market expectations of Fed actions oscillated between rate increases and cuts, municipal money market rates moved in a fairly wide range during the past six months, with yields on six-month and one-year notes moving as much as 80 basis points (0.80%). Six-month yields began the period at 1.35% but moved as high as 1.90% before ending the period at 1.55%; one-year note yields stood at 1.55% six months ago and ranged from 1.40% to 2.25% before ending the period at 1.45%. Volatility aside, the overall trend has been toward a flatter yield curve, with the difference in yield between overnight and one-year maturities narrowing to about 15 basis points (0.15%).

Despite the low yields available in our market, municipals' after-tax returns continue to compare favorably to taxable alternatives. The 1.45% yield available on the one-year note on August 30 was 76% of the one-year LIBOR rate (a measure of short-term rates), making municipals attractive at tax rates over 24%. Perhaps one reason for the persistence of favorable tax relationships has been the significant increase in issuance in the short-term market. Pinched by the sluggish economy, state and local governments have increased short-term borrowing by about 30% in the last year. With supply significantly outweighing demand, short-term municipal yields moved higher to entice a broader group of buyers who find the after-tax yields attractive when compared to taxable alternatives. Exceptionally large issuance during the third quarter 2002-California is expected to issue $7 billion in revenue anticipation warrants in early October, followed closely by $4 billion in new issues by the Department of Water and Power-may result in a continuation of these favorable trends.


California Tax-Free Bond Fund

The California Tax-Free Bond Fund returned 3.45% and 4.56% for the 6- and 12-month periods ended August 31, modestly outperforming its peer group for both periods. Outperformance versus similar funds was largely due to our low expenses. California bonds continued to trail the performance of the national market, owing to the state's credit problems, increased borrowing, and softened demand.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      2/28/02              8/31/02
Weighted Average Maturity (years)                     15.8                 17.0

Weighted Average Effective
Duration (years)                                       7.1                  7.0

Weighted Average Quality *                             AA-                  AA-

*    Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Lease Revenue                                           19%                  16%
Dedicated Tax Revenue                                   14                   13
General Obligation - Local                               9                   10
Air and Sea Transportation Revenue                      10                    9
Hospital Revenue                                         9                    8


Our strategy for the past six months mirrored the interest rate and credit environment. We shortened our maturity and duration posture in March as long-term interest rates rose, and extended again at the end of May in recognition of weaker economic numbers that were pushing interest rates lower. At the end of August, the fund's weighted average maturity was over a year longer than in March, but the duration (a measure of interest rate sensitivity) was slightly shorter, as more bonds were trading to their shorter call dates.

From a credit standpoint, the best performance came from highly rated bonds, while lower-rated bonds lagged. The average credit quality for the fund was unchanged at AA- (using T. Rowe Price ratings). We added some exposure to health care issuers where our analysts are positive and continued to avoid exposure to the state's direct general obligation debt due to the state's financial problems and the large debt issuance that is planned for the next six months.

Our best performance for the period came from high-quality bonds, zero-coupon bonds, particularly in the 10- to 20-year range of the yield curve, noncallable bonds, and bonds that benefited from refinancing by debt issuers, with the refunded bonds escrowed in U.S. Treasuries. These are usually the best performers in a falling interest rate environment. Performance laggards included a small position in debt issued by United Airlines for the Los Angeles airport, very short-term bonds, and lower-rated credits. The bond market is very risk averse at this point, which may create some opportunities when clear signs of economic recovery emerge.


OUTLOOK

We have a balanced long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner. The forces keeping interest rates low may linger, however, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets stabilize and the economic recovery strengthen before raising short-term rates from historically low levels.

Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price California Tax-Free Funds

Performance Comparison
--------------------------------------------------------------------------------
These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


CALIFORNIA TAX-FREE MONEY FUND (mountain graph)
--------------------------------------------------------------------------------
As of 8/31/02

                  Lipper California
                  Tax-Exempt                                  California
                  Money Market                                Tax-Free
                  Funds Average                               Money Fund

8/92              10000                                       10000
8/93              10204                                       10213
8/94              10408                                       10425
8/95              10740                                       10759
8/96              11059                                       11084
8/97              11387                                       11415
8/98              11721                                       11750
8/99              12008                                       12040
8/00              12355                                       12388
8/01              12681                                       12714
8/02              12818                                       12848



CALIFORNIA TAX-FREE BOND FUND (mountain graph)
--------------------------------------------------------------------------------
As of 8/31/02

            Lehman Brothers           Lipper California          California
            Municipal Bond            Municipal Debt             Tax-Free
            Index                     Funds Average              Bond Fund
8/92        10000                     10000                      10000
8/93        11220                     11261                      11330
8/94        11236                     11148                      11191
8/95        12232                     11952                      12064
8/96        12873                     12672                      12823
8/97        14063                     13843                      13981
8/98        15279                     15056                      15224
8/99        15356                     14888                      15152
8/00        16396                     15960                      16244
8/01        18067                     17481                      17850
8/02        19195                     18259                      18664



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/02             1 Year      3 Years    5 Years     10 Years
--------------------------------------------------------------------------------
California Tax-Free Money Fund     1.08%        2.20%      2.40%        2.51%
California Tax-Free Bond Fund      4.56         7.20       5.95         6.44

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund.



T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE

Beginning of
period         $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment activities

  Net investment
  income (loss)   0.005*     0.018*     0.030*     0.025*     0.026*     0.030*

Distributions

  Net investment
  income         (0.005)    (0.018)    (0.030)    (0.025)    (0.026)    (0.030)

NET ASSET VALUE

End of
period         $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      0.47%*     1.79%*     3.08%*     2.51%*     2.65%*     3.01%*

Ratio of total
expenses to average
net assets         0.55%!*    0.55%*     0.55%*     0.55%*     0.55%*     0.55%*

Ratio of net investment
income (loss) to average
net assets         0.92%!*    1.76%*     3.04%*     2.48%*     2.62%*     2.98%*

Net assets,
end of period
(in thousands) $ 96,562   $ 98,839   $101,038   $108,219   $102,346   $ 92,406

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE

Beginning of
period         $  10.94   $  10.82   $  10.11   $  10.96   $  10.88   $  10.47

Investment activities

  Net investment
  income (loss)    0.25       0.51       0.53       0.52       0.52       0.54

  Net realized and
  unrealized
  gain (loss)      0.12       0.12       0.71      (0.84)      0.11       0.41

  Total from
  investment
  activities       0.37       0.63       1.24      (0.32)      0.63       0.95

Distributions

  Net investment
  income          (0.25)     (0.51)     (0.53)     (0.52)     (0.52)     (0.54)

  Net realized
  gain               --         --         --      (0.01)     (0.03)        --

  Total
  distributions   (0.25)     (0.51)     (0.53)     (0.53)     (0.55)     (0.54)

NET ASSET VALUE

End of
period         $  11.06   $  10.94   $  10.82   $  10.11   $  10.96   $  10.88
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      3.45%      5.96%     12.55%     (2.94)%     5.95%      9.31%

Ratio of total
expenses to average
net assets         0.53%!     0.54%      0.54%      0.56%      0.58%      0.58%

Ratio of net
investment income
(loss) to average
net assets         4.54%!     4.71%      5.04%      4.99%      4.80%      5.09%

Portfolio turnover
rate               31.3%!     39.0%      37.7%      40.8%      27.2%      35.0%

Net assets,
end of period
(in thousands) $268,948   $256,170   $237,776   $211,898   $226,001   $195,100

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!        Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                              In thousands


CALIFORNIA  91.0%

California EFA
  Pepperdine Univ., VRDN (Currently 1.25%) $         2,000      $         2,000
  Stanford Univ., VRDN (Currently 1.25%)             3,000                3,000
  Univ. of San Francisco
    6.40%, 10/1/17 (Prerefunded 10/1/02!)            1,000                1,024
California HFA, Santa Barbara Cottage Hosp.
  VRDN (Currently 1.25%)                             4,685                4,685
California Housing Fin. Agency
  VRDN (Currently 1.24%) (MBIA Insured) (triangle)   1,200                1,200
California Infrastructure & Economic Dev. Bank
  J. Paul Getty Trust, 1.40%, 11/12/02               2,000                2,000
  Salvation Army West, TECP, 1.40%, 5/6/03           5,000                5,000
California Public Works Board
  6.40%, 12/1/16 (AMBAC Insured)
  (Prerefunded 12/1/02!)                               220                  227
  6.60%, 12/1/22 (Prerefunded 10/1/02!)              1,100                1,136
  6.625%, 10/1/10 (Prerefunded 10/1/02!)             1,560                1,598
  6.70%, 10/1/17 (Prerefunded 10/1/02!)                760                  778
California State Univ. Institute,
  TECP, 1.35%, 9/10/02 - 10/9/02                     3,000                3,000
Central Coast Water Auth.
  6.05%, 10/1/04 (AMBAC Insured)
  (Prerefunded 10/1/02!)                               800                  819
  6.50%, 10/1/14 (AMBAC Insured)
  (Prerefunded 10/01/02!)                              400                  409
Contra Costa County, Merrithew Memorial Hosp.
  6.30%, 11/1/03 (Prerefunded 11/1/02!)              1,000                1,028
East Bay Municipal Utility Dist.,
  TECP, 1.20%, 9/4/02                                2,000                2,000
Elsinore Valley Municipal Water Dist.
  VRDN (Currently 1.25%) (FGIC Insured)              1,000                1,000
Golden Gate Bridge Highway & Transportation Dist.
  TECP, 1.15 - 1.20%, 9/5/02 - 10/24/02              4,500                4,500
Grand Terrace Community Redev. Agency,
Mt. Vernon Villas
  VRDN (Currently 1.30%)                             2,000                2,000
Irvine Public Fac. & Infrastructure Auth.
  VRDN (Currently 1.30%)                             1,000                1,000
Lake Elsinore Capital Improvement
  8.25%, 9/2/24 (Prerefunded 9/2/02!)      $           650      $           670
Long Beach Harbor
  VRDN (Currently 1.35%) (MBIA Insured) (triangle)   1,995                1,995
  TECP, 1.25%, 10/3/02 - 11/5/02 (triangle)          4,500                4,500
Los Angeles, GO
  VRDN (Currently 1.33%) (FGIC Insured)              2,060                2,060
  2.00%, 9/1/03 (MBIA Insured)                         565                  568
Los Angeles Community Redev. Agency
  Multi-Family Housing, VRDN
  (Currently 1.30%) (triangle)                       6,500                6,500
  Promenade Towers, VRDN (Currently 1.20%)             850                  850
Los Angeles County, GO, TRAN, 3.00%, 6/30/03         1,700                1,719
Los Angeles Dept. of Water & Power Electric
  VRDN (Currently 1.35%)                             2,500                2,500
  VRDN (Currently 1.60%)                             1,000                1,000
  4.75%, 2/15/03 (Escrowed to Maturity)                 90                   91
  5.00%, 2/15/03 (Escrowed to Maturity)                125                  127
  9.00%, 10/15/02 (Escrowed to Maturity)             1,840                1,857
Los Angeles Unified School Dist., GO
  VRDN (Currently 1.36%) (FGIC Insured)              4,655                4,655
Metropolitan Water Dist. of Southern California
  VRDN (Currently 1.33%) (MBIA Insured)              2,000                2,000
Oakland Joint Powers Fin. Auth.
  VRDN (Currently 1.25%) (FSA Insured)                 500                  500
Port Of Oakland, TECP, 1.30%, 9/13/02 (triangle)     1,000                1,000
San Bernardino County, GO, TRAN
  2.50%, 7/1/03                                      2,000                2,013
  3.00%, 7/1/03                                      2,500                2,527
San Bernardino Unified School Dist.
  VRDN (Currently 1.35%) (FSA Insured)               2,000                2,000
San Francisco Bay Area Rapid Transit
  VRDN (Currently 1.33%) (FGIC Insured)              1,000                1,000
San Joaquin Hills Transportation Corridor Agency
  6.75%, 1/1/32 (Prerefunded 1/1/03!)                  100                  104
San Jose Fin. Auth., BAN, 2.50%, 12/12/02            2,000                2,006
Santa Clara/El Camino Hosp. Dist.,
Valley Medical Center
  VRDN (Currently 1.35%)                               390                  390
Univ. of California Regents
  VRDN (Currently 1.33%) (MBIA Insured)    $         2,700      $         2,700
  4.00%, 9/1/02                                        500                  500
  6.30%, 9/1/14 (MBIA Insured)
  (Prerefunded 9/1/02!)                                915                  933
  6.375%, 9/1/19 (MBIA Insured)
  (Prerefunded 9/1/02!)                                230                  234
  6.375%, 9/1/24 (MBIA Insured)
  (Prerefunded 9/1/02!)                                775                  791
  6.875%, 9/1/16 (Prerefunded 9/1/02!)               1,515                1,546
  9.00%, 9/1/02 (MBIA Insured)                         150                  150

Total California (Cost  $87,890)                                         87,890


PUERTO RICO  5.1%

Puerto Rico, GO
  VRDN (Currently 1.31%) (FGIC Insured)              3,000                3,000
Puerto Rico Highway & Transportation Auth.
  VRDN (Currently 1.39%) (FSA Insured)               1,900                1,900

Total Puerto Rico (Cost  $4,900)                                          4,900

U. S. VIRGIN ISLANDS  3.7%

Virgin Islands Public Fin. Auth.
  7.25%, 10/1/18 (Prerefunded 10/1/02!)              3,500                3,587

Total U. S. Virgin Islands (Cost  $3,587)                                 3,587

Total Investments in Securities
99.8% of Net Assets (Cost  $96,377)                             $        96,377

Other Assets Less Liabilities                                               185

NET ASSETS                                                      $        96,562
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $             4

Paid-in-capital applicable to 96,561,837 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized                                    96,558

NET ASSETS                                                      $        96,562
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          1.00
                                                                ---------------

(triangle) Interest subject to alternative minimum tax
!          Used in determining portfolio maturity
AMBAC      AMBAC Indemnity Corp.
BAN        Bond Anticipation Note
EFA        Educational Facility Authority
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance Corp.
GO         General Obligation
HFA        Health Facility Authority
MBIA       Municipal Bond Investors Assurance Corp.
TECP       Tax-Exempt Commercial Paper
TRAN       Tax Revenue Anticipation Note
VRDN       Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
In thousands


CALIFORNIA  94.8%

Alameda County, COP, 5.375%,
12/1/17 (MBIA Insured)                     $         1,000      $         1,097
Anaheim PFA, 5.00%, 9/1/27 (FSA Insured)             2,435                2,450
Antioch PFA, 5.85%, 9/2/15                           2,365                2,489
Brea Redev. Agency, 6.00%, 3/1/22                    1,215                1,232
California, GO
  5.375%, 6/1/26, (FGIC Insured)                     1,500                1,543
  Veterans Housing
  5.35%, 12/1/21, (MBIA Insured) (triangle)          4,000                4,062
California Dept. of Veteran Affairs,
  5.50%, 12/1/19 (triangle)                          4,000                4,160
California Dept. of Water Resources
  7.00%, 12/1/11                                     1,265                1,618
  7.00%, 12/1/11 (Escrowed to Maturity)                465                  595
  7.00%, 12/1/12                                       730                  942
  7.00%, 12/1/12 (Escrowed to Maturity)                270                  348
California EFA
  Loyola Marymount
  Zero Coupon, 10/1/13 (MBIA Insured)
  (Prerefunded 10/1/09!)                             4,000                2,584
  Santa Clara Univ., 5.00%,
  9/1/23 (MBIA Insured)                              1,000                1,032
  Scripps College, 5.25%, 8/1/21                     2,000                2,081
  Univ. of Southern California, 5.50%, 10/1          3,545                3,734
California HFA
  Casa Colina, 6.00%, 4/1/22                         2,000                2,048
  Cedars-Sinai Medical Center, 6.125%, 12/1/19       2,000                2,172
  Sutter Health, 6.25%, 8/15/31                      2,000                2,169
California Housing Fin. Agency
  Zero Coupon, 2/1/32 (MBIA Insured) (triangle)      2,800                  485
  5.85%, 8/1/16 (MBIA Insured)                       1,970                2,088
  6.15%, 8/1/16 (triangle)                           1,000                1,056
  6.70%, 8/1/15                                      1,100                1,123
California Infrastructure & Economic Bank
  Gladstone Institutes, 5.25%, 10/1/34               2,500                2,513
  Kaiser Permanente, 5.55%, 8/1/31                   2,500                2,558
  Scripps Research Institute, 5.75%, 7/1/30          1,000                1,062
California Pollution Control Fin. Auth., PCR
  Waste Management
  5.00%, 6/1/08                            $         2,100      $         2,104
  5.10%, 6/1/08 (triangle)                           1,000                  999
California Public Works Board
  Dept. of Corrections
  6.875%, 11/1/14 (Prerefunded 11/1/04!)             1,000                1,136
  Dept. of General Services
  5.25%, 3/1/21 (AMBAC Insured)                      2,455                2,588
  Univ. of California
  5.50%, 6/1/14                                      2,000                2,289
  6.40%, 12/1/16 (AMBAC Insured)
  (Prerefunded 12/1/02!)                             1,000                1,033
California State Univ. & Colleges
  5.50%, 11/1/16 (AMBAC Insured)                     1,500                1,682
California Statewide CDA
  Catholic Healthcare West, 6.50%, 7/1/20            2,220                2,363
  Kaiser Permanente
  3.70%, 6/1/05                                      1,000                1,017
  5.50%, 11/1/32                                     2,750                2,795
  Sutter Health, 5.50%, 8/15/28                      1,430                1,456
  United Airlines, 5.70%, 10/1/10 (triangle)         1,400                  280
California Tobacco Securitization Agency
  Tobacco Settlement
  5.75%, 6/1/27                                        500                  497
  6.00%, 6/1/29                                      1,000                1,003
Castaic Lake Water Agency
  7.00%, 8/1/12 (MBIA Insured)                       1,000                1,268
  7.00%, 8/1/13 (MBIA Insured)                       1,700                2,172
  COP, 5.125%, 8/1/30 (AMBAC Insured)                2,000                2,024
Castaic Union School Dist., GO
  Zero Coupon, 5/1/18, (FGIC Insured)                5,175                2,450
Central Coast Water Auth.,
State Water Project Regional Fac.
  6.60%, 10/1/22 (AMBAC Insured)
  (Prerefunded 10/1/02!)                             1,000                1,025
Central Unified School Dist.,
  3.50%, 1/1/05 (AMBAC Insured)                      2,500                2,583
Chaffey Union High School Dist., GO
  5.00%, 8/1/25, (FGIC Insured)                      1,750                1,765
Chula Vista, Multi-Family,
  7.50%, 1/1/32 (triangle)                 $         4,160      $         4,077
City of Upland, San Antonio Community Hosp.
  COP, 5.25%, 1/1/04                                 2,080                2,162
Corona Redev. Agency, Tax Allocation
  6.25%, 9/1/13 (FGIC Insured)                       1,000                1,104
Csuci Financing Auth.,
  Rental Housing, 3.375%, 8/1/04                     1,500                1,537
Dry Creek Joint Elementary School Dist., GO
  Zero Coupon, 8/1/13, (FSA Insured)                 1,300                  830
  Zero Coupon, 8/1/14, (FSA Insured)                 1,340                  806
East Bay Municipal Utility Dist.
  5.00%, 6/1/26 (MBIA Insured)                       2,000                2,015
East Palo Alto Redev. Agency, Univ. Circle Gateway
  6.625%, 10/1/29                                    1,500                1,599
Fontana Unified School Dist., GO
  Zero Coupon, 7/1/16, (MBIA Insured)                2,350                1,247
Foothill / Eastern Transportation Corridor Agency
  California Toll Road
  Zero Coupon, 1/1/07
  (Escrowed to Maturity)                             1,000                  988
  Zero Coupon, 1/1/17
  (Escrowed to Maturity)                             2,000                1,042
  Zero Coupon, 1/1/29
  (Escrowed to Maturity)                             8,335                2,091
Inglewood Redev. Agency
  6.125%, 7/1/23                                     1,780                1,817
  6.125%, 7/1/23 (Prerefunded 7/1/03!)               1,020                1,079
Inland Empire Solid Waste Fin. Auth.
  San Bernardino County Landfills
  6.25%, 8/1/11 (FSA Insured)
  (Escrowed to Maturity) (triangle)                  1,000                1,166
Intermodal Container Transfer Fac.
  Long Beach Harbor
  5.75%, 11/1/14 (AMBAC Insured)                     1,500                1,768
Irvine, 5.80%, 9/2/18                                2,000                2,021
Jefferson Union High School Dist., GO
  6.45%, 8/1/25, (MBIA Insured)                      1,250                1,535
  6.45%, 8/1/29, (MBIA Insured)                      1,000                1,243

Kern County Union High School Dist., GO
  7.00%, 8/1/10, (MBIA Insured)
  (Escrowed to Maturity)                   $         1,000      $         1,263
Long Beach Harbor
  5.25%, 5/15/23 (triangle)                          3,000                3,071
  6.00%, 5/15/17 (FGIC Insured) (triangle)           1,000                1,180
Los Angeles County, Marina del Rey,
  COP, 6.50%, 7/1/08                                 1,000                1,041
Los Angeles County Metropolitan Transportation Auth.
  6.00%, 7/1/26 (MBIA Insured)
  (Prerefunded 7/1/06!)                              2,000                2,316
Los Angeles County Public Works Fin. Auth.
  Rowland Heights
  5.50%, 10/1/18 (FSA Insured)                       1,500                1,704
Los Angeles Harbor Dept.
  5.50%, 8/1/19 (AMBAC Insured) (triangle)           3,000                3,187
  7.60%, 10/1/18 (Escrowed to Maturity)              3,895                5,066
Los Angeles Sanitation Equipment
  5.25%, 2/1/17 (FSA Insured)                        1,000                1,075
Los Angeles Unified School Dist., GO
  5.125%, 1/1/27, (MBIA Insured)                     4,500                4,581
  5.375%, 7/1/25, (FGIC Insured)                     1,500                1,561
Los Angeles Wastewater Systems
  5.00%, 6/1/25 (FGIC Insured)                       2,500                2,523
Metropolitan Water Dist. of Southern California
  VRDN (Currently 1.30%)                             3,000                3,000
Midpeninsula Regional Open Space Auth.
  Zero Coupon, 8/1/18 (AMBAC Insured)                3,500                1,458
  5.90%, 9/1/14 (AMBAC Insured)                      1,250                1,397
Modesto Irrigation Dist., Geysers
  6.00%, 10/1/15 (MBIA Insured)                      1,500                1,708
Mojave Water Agency Improvement Dist.,
GO, Morongo Basin
  5.75%, 9/1/15, (FGIC Insured)                      2,000                2,240
Orange County, COP
  6.00%, 7/1/26 (MBIA Insured)                       3,070                3,476
  10.14%, 7/1/19 (MBIA Insured)                      6,000                7,261
Orange County Community Fac. Dist., Ladera Ranch
  6.00%, 8/15/32                                     1,000                1,012
Orange County Transportation Auth.,
  4.00%, 2/15/04                           $           500      $           519
Orchard School Dist.
  6.50%, 8/1/19 (FGIC Insured)
  (Prerefunded 8/1/05!)                              1,000                1,157
Pasadena, COP, 4.00%, 1/1/04                         1,870                1,936
Pasadena Parking Fac., 6.25%, 1/1/18                 3,000                3,573
Placentia PFA, 5.75%, 9/1/15 (AMBAC Insured)         3,160                3,720
Placentia-Yorba Linda Unified School Dist., GO
  5.00%, 8/1/26, (FGIC Insured)                      1,950                1,967
  5.375%, 8/1/18, (FGIC Insured)                     1,000                1,090
Pomona Unified School Dist., GO
  6.15%, 8/1/15, (MBIA Insured)                      1,000                1,184
Port of Oakland
  5.00%, 11/1/32 (FGIC Insured) (triangle)           1,890                1,882
  5.75%, 11/1/29 (FGIC Insured) (triangle)           5,000                5,311
Poway Community Fac. Dist., 6.75%, 8/15/15             800                  875
Riverside County, Desert Justice Fac., COP
  6.00%, 12/1/12 (MBIA Insured)
  (Prerefunded 12/1/04!)                             1,000                1,111
Riverside County PFA, 5.625%, 10/1/33                1,400                1,404
Sacramento City Fin. Auth.
  5.00%, 12/1/26 (AMBAC Insured)                     3,150                3,174
  5.40%, 11/1/20                                     6,000                6,493
  5.625%, 6/1/30                                     1,350                1,435
  Convention Center, 6.25%, 1/1/30                   1,500                1,491
Sacramento County Airport Systems, 5.00%, 7/1/27     2,500                2,515
Sacramento County Public Fac.,
Coroner Crime Lab., COP
  6.375%, 10/1/14 (AMBAC Insured)                    1,000                1,111
Sacramento Municipal Utility Dist.
  5.25%, 8/15/16 (FSA Insured)                       1,500                1,630
  5.25%, 8/15/18 (FSA Insured)                       4,155                4,486
Saddleback Valley Public Fin. Auth.
  Zero Coupon, 9/1/19 (FSA Insured)                  2,370                1,040
  6.00%, 9/1/15 (FSA Insured)                        1,375                1,653
San Diego County Water Auth., COP
  5.00%, 5/1/32 (MBIA Insured)                       2,085                2,096
San Francisco Bay Area Rapid Transit
  5.25%, 7/1/16 (AMBAC Insured)                      1,070                1,162
  5.25%, 7/1/18                                      1,380                1,459
San Francisco City & County Airports Commission
  6.30%, 5/1/25 (FGIC Insured) (triangle)  $         1,000      $         1,074
  6.50%, 5/1/18 (AMBAC Insured) (triangle)           4,000                4,347
San Jose
  GO, 5.00%, 9/1/23                                  1,270                1,290
  El Parador Apartments,
  6.10%, 1/1/31 (triangle)                           1,795                1,889
  Helzer Courts Apartments,
  6.40%, 12/1/41 (triangle)                          1,000                  974
San Mateo County Community College Dist.
  5.00%, 9/1/26 (FGIC Insured)                       1,500                1,513
Santa Ana Housing Auth., Multi-Family Housing
  5.65%, 11/1/21 (triangle)                          1,000                1,022
Santa Clara County Fin. Auth.
  7.75%, 11/15/11 (AMBAC Insured)                    1,000                1,339
Santa Clara Redev. Agency, Bayshore North
  7.00%, 7/1/10 (AMBAC Insured)                      3,000                3,647
South Orange County PFA,
  7.00%, 9/1/07 (MBIA Insured)                       2,000                2,427
Southern California Public Power Auth.
  6.75%, 7/1/10                                      2,100                2,559
  6.75%, 7/1/12                                      1,700                2,104
Tobacco Securitization Auth. of Southern
California Tobacco Settlement,
  4.00%, 6/1/04                                        795                  812
Torrance Hosp.
  Little Co. of Mary Hosp.
  6.875%, 7/1/15 (Escrowed to Maturity)              1,075                1,097
  Torrance Memorial Medical Center
  6.00%, 6/1/22                                        500                  536
Tulare County Public Fac. Corp., COP
  6.00%, 2/15/16 (MBIA Insured)
  (Prerefunded 2/15/06!)                             1,000                1,154
Turlock Irrigation Dist., 6.00%, 1/1/20              2,500                2,503
Union Elementary School Dist., GO
  Zero Coupon, 9/1/14 (FGIC Insured)                 3,665                2,194
Univ. of California Regents,
  5.125%, 9/1/31 (FGIC Insured)                      2,500                2,538
Whittier Health Facility, Presbyterian
  Intercommunity Hosp. 5.60%, 6/1/22                 2,500                2,541

Total California (Cost  $237,349)                                       255,051


PUERTO RICO  3.4%

Children's Trust Fund,
  Tobacco Settlement, 5.75%, 7/1/09        $         2,000      $         2,185
Puerto Rico, GO
  VRDN (Currently 1.31%)
  (FGIC Insured)                                     1,460                1,460
Puerto Rico Highway & Transportation Auth.
  VRDN (Currently 1.39%)
  (FSA Insured)                                      1,000                1,000
Puerto Rico Ind. Tourist, Ed.,
Medical & Environmental Fac.
  Ascention Health, 6.375%, 11/15/15                   500                  576
Puerto Rico Infrastucture Fin. Auth.,
  5.50%, 10/1/20                                     2,000                2,186
Puerto Rico Public Fin. Corp.,
  5.50%, 8/1/29                                      1,500                1,575

Total Puerto Rico (Cost  $8,509)                                          8,982

Total Investments in Securities
98.2% of Net Assets (Cost  $245,858)                            $       264,033

Other Assets Less Liabilities                                             4,915

NET ASSETS                                                      $       268,948
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $           162

Undistributed net realized gain (loss)                                      150

Net unrealized gain (loss)                                               18,175

Paid-in-capital applicable to 24,323,785 no par
value of beneficial shares interest outstanding;
unlimited number of shares authorized                                  250,461

NET ASSETS                                                      $       268,948
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.06
                                                                ---------------

(triangle) Interest subject to alternative minimum tax

!      Used in determining portfolio maturity
AMBAC  Ambac Assurance Corp.
CDA    Community Development Administration
COP    Certificates of Participation
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Inc.
GO     General Obligation
HFA    Health Facility Authority
MBIA   MBIA Insurance Corp.
PCR    Pollution Control Revenue
PFA    Public Facility Authority
VRDN   Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands                                    Money Fund            Bond Fund
                                                  6 Months             6 Months
                                                     Ended                Ended
                                                   8/31/02              8/31/02

Investment Income (Loss)

Interest income                            $           721      $         6,601

Expenses
  Investment management                                168                  547
  Custody and accounting                                43                   54
  Shareholder servicing                                 36                   69
  Legal and audit                                        7                    7
  Prospectus and shareholder reports                     4                    8
  Trustees                                               3                    3
  Registration                                           2                    3
  Proxy and annual meeting                               1                    2
  Miscellaneous                                          5                    2
  Total expenses                                       269                  695
  Expenses paid indirectly                            --                     (1)
  Net expenses                                         269                  694
Net investment income (loss)                           452                5,907

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                            10                  689
  Futures                                               --                 (131)
  Net realized gain (loss)                              10                  558

Change in net unrealized gain (loss)
  Securities                                            --                2,482
  Futures                                               --                   (4)
  Change in net unrealized gain (loss)                  --                2,478
Net realized and unrealized gain (loss)                 10                3,036

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $           462      $         8,943

The accompanying notes are an integral part of these financial statements.




T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands                                Money Fund                 Bond Fund


                                 6 Months        Year     6 Months         Year
                                    Ended       Ended        Ended        Ended
                                  8/31/02     2/28/02      8/31/02      2/28/02

Increase (Decrease)
in Net Assets

Operations
  Net investment
  income (loss)                 $     452   $   1,730   $    5,907   $   11,504

  Net realized
  gain (loss)                          10          44          558          824

  Change in
  net unrealized
  gain (loss)                          --          --        2,478        1,724

  Increase (decrease) in
  net assets from operations          462       1,774      8,9431         4,052

Distributions to shareholders
  Net investment income              (452)     (1,730)      (5,895)     (11,472)

Capital share transactions *

  Shares sold                      28,132      61,653       25,910       41,996

  Distributions reinvested            432       1,625        3,868        7,340

 Shares redeemed                  (30,851)    (65,521)     (20,048)     (33,522)

  Increase (decrease) in
  net assets from capital
  share transactions               (2,287)     (2,243)       9,730       15,814


Net Assets

Increase (decrease)
during period                      (2,277)     (2,199)      12,778       18,394

Beginning of period                98,839     101,038      256,170      237,776

End of period                   $  96,562   $  98,839   $  268,948   $  256,170
                                ------------------------------------------------

*Share information

  Shares sold                      28,132      61,653        2,389        3,868

  Distributions reinvested            432       1,625          356          676

  Shares redeemed                 (30,851)    (65,521)      (1,847)      (3,099)

  Increase (decrease)
  in shares outstanding            (2,287)     (2,243)         898        1,445

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on September 15, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal and California state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade California municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the period ended August 31, 2002, credits totaled $1,000 for the Bond Fund.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2002, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $51,422,000 and $38,290,000, respectively, for the six months ended August 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

For tax purposes, each fund has elected to treat net capital losses realized between November 1 and February 28 of each year as occurring on the first day of the following tax year; consequently, realized losses recognized in the fiscal year ended February 28, 2002 for financial reporting purposes, in the amount of $114,000 for the Bond Fund, were recognized on March 1, 2002. Further, each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the funds' most recent tax year-end, the Money Fund had $10,000 of unused capital loss carryforwards available to offset future realized gains, of which $10,000 expire in 2003. The Bond Fund had $148,000 of unused capital loss carryforwards at February 28, 2002, of which $148,000 expire in 2008.

At August 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $96,377,000 for the Money Fund. At August 31, 2002, the cost of investments for federal income tax purposes was $245,727,000 for the Bond Fund. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, unrealized gain aggregated $18,306,000 at period-end, of which $19,561,000 related to appreciated investments and $1,255,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee for the Money Fund is equal to 0.10% of the fund's average daily net assets, and for the Bond Fund is 0.10%. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $28,000 for the Money Fund and $96,000 for the Bond Fund.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $38,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 2002. At August 31, 2002, unaccrued fees aggregate $277,000.

In addition, each fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled approximately $57,000 for the Money Fund and $79,000 for the Bond Fund, for the six months ended August 31, 2002, of which $10,000 and $16,000, respectively, were payable at period-end.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

About the Funds' Trustees and Officers
--------------------------------------------------------------------------------
Your funds are governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of
Trustees elects the funds' officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1986                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1986                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Trustees
--------------------------------------------------------------------------------
Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1991                            Price Global Asset Management Limited; Chairman
[37]                            of the Board, California Tax-Free Income Trust

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1986                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1997                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Vice President and
                                Director, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside trustee serves until the election of a successor.



Officers
--------------------------------------------------------------------------------
Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Jeremy N. Baker, CFA (2/27/68)          Assistant Vice President, T. Rowe Price
Vice President,
California Tax-Free Income Trust

Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, California Tax-Free          Price Group, Inc., and T. Rowe Price
Income Trust                            Investment Services, Inc.

Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
California Tax-Free Income Trust

G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, California              Price Group, Inc., T. Rowe Price
Tax-Free Income Trust                   Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., andT. Rowe Price Retirement Plan
                                        Services, Inc.

T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
California Tax-Free Income Trust

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President, California              T. Rowe Price Group, Inc.; formerly
Tax-Free Income Trust                   Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Company,
                                        Inc. (to 1998)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, California                   and T. Rowe Price Investment Services,
Tax-Free Income Trust                   Inc.


Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President, California              T. Rowe Price Group, Inc.
Tax-Free Income Trust

James M. McDonald (9/29/49)             Vice President, T. Rowe Price,
Vice President, California              T. Rowe Price Group, Inc., and T. Rowe
Tax-Free Income Trust                   Price Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, California                  Price Group, Inc., and T. Rowe Price
Tax-Free Income Trust                   Trust Company


Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President, California                   T. Rowe Price Group, Inc.
Tax-Free Income Trust

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price,  T. Rowe
Vice President, California              Price Group, Inc., and T. Rowe Price
Tax-Free Income Trust                   Trust Company; Vice President, Director,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.




T. Rowe Price Investment Services and Information

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------
College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price, Investment With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                                C05-051  8/31/02